     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 1999.

                                                   REGISTRATION NO.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        SALEM COMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                           4832                          77-0121400
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)          IDENTIFICATION NO.)

                                      4880
                                SANTA ROSA ROAD
                                   SUITE 300
                          CAMARILLO, CALIFORNIA 93012
                                 (805) 987-0400
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S PRINCIPAL EXECUTIVE OFFICE)

                            JONATHAN L. BLOCK, ESQ.
                              4880 SANTA ROSA ROAD
                                   SUITE 300
                          CAMARILLO, CALIFORNIA 93012
                                 (805) 987-0400
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                WITH COPIES TO:

             THOMAS D. MAGILL, ESQ.                          PETER J. LOUGHRAN, ESQ.
          GIBSON, DUNN & CRUTCHER LLP                          DEBEVOISE & PLIMPTON
            4 PARK PLAZA, SUITE 1400                             875 THIRD AVENUE
            IRVINE, CALIFORNIA 92614                         NEW YORK, NEW YORK 10022
                 (949) 451-3800                                   (212) 909-6000

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   As soon as practicable after the Registration Statement becomes effective.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-76649

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------
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TITLE OF EACH CLASS OF                    PROPOSED MAXIMUM                     AMOUNT OF
SECURITIES TO BE REGISTERED        AGGREGATE OFFERING PRICE(1)(2)           REGISTRATION FEE
----------------------------------------------------------------------------------------------------
Class A common stock,
  $.01 par value................            $17,350,000                          $4,825
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

(1) Includes shares subject to the Underwriters' over-allotment option.

(2) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
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

                                EXPLANATORY NOTE

     This Registration Statement is being filed by Salem Communications Corporation (the "Company") pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the Registration Statement facing page, this page, the signature page, an exhibit index, an opinion of counsel regarding the legality of Class A common stock being offered hereby and a related consent, and an accountants' consent. The Company hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-76649), as amended (including the exhibits thereto), declared effective on June 30, 1999 by the Securities and Exchange Commission (the "Commission").

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to transmit to the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on July 1, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee and (iv) it will confirm receipt of such instructions by its bank during regular business hours on July 1, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Camarillo, California on June 30, 1999.

                                          SALEM COMMUNICATIONS CORPORATION

                                          By                  *
                                            ------------------------------------
                                             Edward G. Atsinger III
                                             President and Chief Executive
                                             Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on June 30, 1999.

              SIGNATURE                                 TITLE
              ---------                                 -----

                  *                     President and Chief Executive Officer
--------------------------------------  (Principal Executive Officer)
        Edward G. Atsinger III

                  *                     Vice President and Chief Financial
--------------------------------------  Officer (Principal Financial Officer)
            Dirk Gastaldo

                  *                     Vice President and Controller
--------------------------------------  (Principal Accounting Officer)
            Eileen E. Hill

                  *                     Director
--------------------------------------
        Edward G. Atsinger III

                  *                     Director
--------------------------------------
          Stuart W. Epperson

        /s/ ERIC H. HALVORSON           Director
--------------------------------------
          Eric H. Halvorson

                  *                     Director
--------------------------------------
          Richard A. Riddle

                  *                     Director
--------------------------------------
            Roland S. Hinz

                  *                     Director
--------------------------------------
           Donald P. Hodel

                  *                     Director
--------------------------------------
         Joseph S. Schuchert

        /s/ ERIC H. HALVORSON
--------------------------------------
          Eric H. Halvorson
           Attorney-in-Fact

-------------------------
* Eric H. Halvorson, by signing his name hereto, does sign this document on behalf of each of the persons indicated above pursuant to powers of attorney duly executed by such persons and filed with the Securities and Exchange Commission.

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                        EXHIBIT DESCRIPTION
-------                       -------------------
    5     Opinion of Gibson, Dunn & Crutcher LLP regarding the
          legality of the securities being registered.
 23.1     Consent of Ernst & Young LLP.
 23.2     Consent of Gibson, Dunn & Crutcher LLP (included in their
          opinion filed as Exhibit 5).
   24     Powers of Attorney (filed as part of the Registration
          Statement on Form S-1 of the Company (File No. 333-76649)
          and incorporated herein by reference).